                                                                  Exhibit (e)(2)

                             THE GLENMEDE FUND, INC.
                             DISTRIBUTION AGREEMENT

                                   Appendix A

                             as of December 29, 1999


====================================================================================================================
                                                                                                 Distribution
Funds of The Glenmede Fund, Inc.                        Class                                        Fee
------------------------------------------------------- ---------------------------------- -------------------------
Government Cash Portfolio                               Single class of shares                       None
------------------------------------------------------- ---------------------------------- -------------------------
Tax-Exempt Cash Portfolio                               Single class of shares                       None
------------------------------------------------------- ---------------------------------- -------------------------
Core Fixed Income                                       Single class of shares                       None
------------------------------------------------------- ---------------------------------- -------------------------
Tax-Managed Equity Portfolio                            Single class of shares                       None
------------------------------------------------------- ---------------------------------- -------------------------
Institutional International Portfolio                   Institutional Series Shares                  None
------------------------------------------------------- ---------------------------------- -------------------------
International Portfolio                                 Single class of shares                       None
------------------------------------------------------- ---------------------------------- -------------------------
Small Capitalization Equity Portfolio                   Institutional Series Shares                  None
                                                        Advisor Series Shares                        None
------------------------------------------------------- ---------------------------------- -------------------------
Large Cap Value Portfolio                               Single class of shares                       None
------------------------------------------------------- ---------------------------------- -------------------------
Emerging Market Portfolio                               Single class of shares                       None
------------------------------------------------------- ---------------------------------- -------------------------
Global Equity Portfolio                                 Single class of shares                       None
------------------------------------------------------- ---------------------------------- -------------------------
Small Capitalization Growth Portfolio                   Single class of shares                       None
------------------------------------------------------- ---------------------------------- -------------------------
Core Value Portfolio                                    Single class of shares                       None
====================================================================================================================


The Glenmede Fund, Inc.                            ICC Distributors, Inc.
The Glenmede Portfolios

By: /s/  Mary Ann B. Wirts                         By: /s/  John Keffer
    ----------------------                             ----------------
    Mary Ann B. Wirts                                  John Keffer
Title:  President